                                                                    EXHIBIT 10.6
                              RUBIO'S RESTAURANTS, INC.

                                AMENDMENT NO. 1 TO THE
                     SERIES D PREFERRED STOCK PURCHASE AGREEMENT



     This Amendment No. 1 ("Amendment") to the Series D Preferred Stock Purchase Agreement (the "Agreement"), dated November 19, 1997, is made as of this 3rd day of December, 1997 by and among RUBIO'S RESTAURANTS, INC., a Delaware corporation (the "Company"), the investors listed on SCHEDULE A of the Agreement (the "Existing Investors") and the investors listed on EXHIBIT A attached hereto,
(the "New Investors").   Capitalized terms used herein which are not defined
herein shall have the definition ascribed to them in the Agreement.

                                       RECITALS

          The Company desires to sell and issue to the New Investors and the New Investors desire to purchase from the Company, shares of the Company's Series D Preferred Stock pursuant to the Agreement.

          The Existing Investors desire for the New Investors to invest in the Company and, as a condition thereof and to induce such investment, the Existing Investors and the Company are willing to enter into this Amendment to permit each of the New Investors to become a party to the Agreement, as amended.

     In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.   ADDITIONAL PARTIES TO THE AGREEMENT.

          The New Investors hereby enter into and become parties to the Agreement. SCHEDULE A to the Agreement is amended to include the New Investors.

     2.   AMENDMENTS TO AGREEMENT.

          2.1 Section 1.3 of the Agreement is amended in its entirety to read as follows:

               "1.3 SUBSEQUENT SALE SERIES D PREFERRED STOCK. To the extent that at least 1,250,949 but less than 1,403,843 shares of Series D Preferred Stock are sold at the Closing, the Company may sell within sixty days following the Closing any remaining shares of Series D Preferred Stock at a price not less than $7.19454 per share to such other purchaser(s) as the Company's Board of Directors shall select. Any purchaser in a subsequent closing shall execute a counterpart signature page to this Agreement, the Amended and Restated Investors' Rights Agreement and the Amended and Restated Stock Restriction
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Agreement, and any additional sales of Series D Preferred Stock to Investors shall be deemed to be made hereunder. The sale of any additional shares of Series D Preferred Stock under this Section 1.3 occurring within sixty days following the Closing shall not be subject to the right of first offer contained in Section 2.4 of the Amended and Restated Investors' Rights Agreement to be executed contemporaneously with this Agreement, which is attached hereto as EXHIBIT B (the "Investors' Rights Agreement").

     3.   EFFECT OF AMENDMENT.

     Except as amended and set forth above, the Agreement shall continue in full force and effect.

     4.   COUNTERPARTS.

     This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

     5.   SEVERABILITY.

          If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     6.   ENTIRE AGREEMENT.

          This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     7.   GOVERNING LAW.

          This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                  [Remainder of This Page Intentionally Left Blank]

                                         -2-
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     This Amendment is hereby executed as of the date first above written.

                                        RUBIO'S RESTAURANTS, INC.,
                                        a Delaware corporation

                                        By: /s/ Ralph Rubio
                                            -------------------------------
                                             Ralph Rubio, President

                                        Address:  5151 Shoreham Place, Suite 260
                                                  San Diego, CA 92122


                                        EXISTING INVESTORS:

                                        ROSEWOOD CAPITAL, L.P.

                                        By:  Rosewood Capital Associates, L.P.,
                                             General Partner

                                        By: /s/ Kyle Anderson
                                            -------------------------------
                                              Kyle A. Anderson, Principal

                                        Address:  One Maritime Plaza, Suite 1330
                                                  San Francisco, CA 94111
                                                  Fax No: (415) 362-1192


                                        FARALLON CAPITAL PARTNERS, L.P.

                                        By:  Farallon Partners, L.L.C.,
                                             its General Partner

                                        By:  /s/ Jason Fish
                                            -------------------------------
                                             Managing Member

                                        Address:  One Maritime Plaza
                                                  Suite 1325
                                                  San Francisco, CA  94111
                                                  Fax No: (415) 421-2133
                                                  Attention:  Jason Fish and
                                                  Mark Wehrly


                [COUNTERPART SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE
                     SERIES D PREFERRED STOCK PURCHASE AGREEMENT]
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                                        FARALLON CAPITAL INSTITUTIONAL
                                        PARTNERS, L.P.

                                        By:  Farallon Partners, L.L.C.,
                                             its General Partner

                                        By:  /s/ Jason Fish
                                            -------------------------------
                                             Managing Member

                                        Address:  One Maritime Plaza
                                                  Suite 1325
                                                  San Francisco, CA  94111
                                                  Fax No: (415) 421-2133
                                                  Attention:  Jason Fish and
Mark Wehrly

                                        FARRALON CAPITAL INSTITUTIONAL
                                        PARTNERS II, L.P.

                                        By:  Farallon Partners, L.L.C.,
                                             its General Partner

                                        By:  /s/ Jason Fish
                                            -------------------------------
                                             Managing Member

                                        Address:  One Maritime Plaza
                                                  Suite 1325
                                                  San Francisco, CA  94111
                                                  Fax No: (415) 421-2133
                                                  Attention:  Jason Fish and
                                                  Mark Wehrly


                [COUNTERPART SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE
                     SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                        FARALLON CAPITAL INSTITUTIONAL
                                        PARTNERS III, L.P.

                                        By:  Farallon Partners, L.L.C.,
                                             its General Partner

                                        By:  /s/ Jason Fish
                                            -------------------------------
                                             Managing Member

                                        Address:  One Maritime Plaza
                                                  Suite 1325
                                                  San Francisco, CA  94111
                                                  Fax No: (415) 421-2133
                                                  Attention:  Jason Fish and
                                                  Mark Wehrly

                                        RR CAPITAL PARTNERS, L.P.

                                        By:  Farallon Partners, L.L.C.,
                                             its General Partner

                                        By:  /s/ Jason Fish
                                            -------------------------------
                                             Managing Member

                                        Address:  One Maritime Plaza
                                                  Suite 1325
                                                  San Francisco, CA  94111
                                                  Fax No: (415) 421-2133
                                                  Attention:  Jason Fish and
                                                  Mark Wehrly


                [COUNTERPART SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE
                     SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

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                                        RAFAEL R. RUBIO AND GLORIA G. RUBIO,
                                        CO-TRUSTEES OF THE RAFAEL R. RUBIO AND
                                        GLORIA G. RUBIO FAMILY TRUST


                                        By:  /s/ Rafael R. Rubio
                                            -------------------------------
                                             Rafael R. Rubio


                                        By:  /s/ Gloria G. Rubio
                                            -------------------------------
                                             Gloria G. Rubio

                                        Address:  5134 Pendelton Street
                                                  San Diego, CA 92109
                                                  Fax No.:

                                        RALPH RUBIO AND DIONE RUBIO AS TRUSTEES
                                        OF THE RALPH RUBIO AND DIONE RUBIO
                                        FAMILY TRUST

                                        By:  /s/ Ralph Rubio, Trustee
                                            -------------------------------
                                             Ralph Rubio, Trustee


                                        By:  /s/ Dione Rubio, Trustee
                                            -------------------------------
                                             Dione Rubio, Trustee

                                        Address:  1115 Los Caballitos
                                                  Del Mar, CA 92014
                                                  Fax No.:


                [COUNTERPART SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE
                     SERIES D PREFERRED STOCK PURCHASE AGREEMENT]


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                                        NEW INVESTORS:


                                        /s/ Michael Blackman
                                        ------------------------------------
                                        Michael Blackman

                                        Address:  Nations Bank Montgomery
                                                  Securities
                                                  9 West 57th Street, 47th Fl.
                                                  New York, NY  10019
                                                  Fax No: ___________________


                                        /s/ Richards Fredericks
                                        ------------------------------------
                                        J. Richards Fredericks

                                        Address:  Nations Bank Montgomery
                                                  Securities
                                                  600 Montgomery Street
                                                  San Francisco, CA  94111
                                                  Fax No: ___________________


                                        /s/ Murray Henke
                                        ------------------------------------
                                        Murray Huneke, Trustee of the Huneke
                                        Family Trust

                                        Address:  Nations Bank Montgomery
                                                  Securities
                                                  600 Montgomery Street
                                                  San Francisco, CA  94111
                                                  Fax No:  415 913-5513



                [COUNTERPART SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE
                     SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

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                                      Exhibit A


                                    NEW INVESTORS


Mike Blackman
J. Richards Fredericks
Murray Huneke